UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: January 4, 2021

Exact Name of Registrant	Commission	I.R.S. Employer
as Specified in Its Charter	File Number	Identification No.
Hawaiian Electric Industries, Inc.	1-8503	99-0208097
Hawaiian Electric Company, Inc.	1-4955	99-0040500
State of Hawaii
(State or other jurisdiction of incorporation)
 1001 Bishop Street, Suite 2900, Honolulu, Hawaii  96813 - Hawaiian Electric Industries, Inc. (HEI)
1001 Bishop Street, Suite 2500, Honolulu, Hawaii  96813 - Hawaiian Electric Company, Inc. (Hawaiian Electric)
(Address of principal executive offices and zip code)
 Registrant’s telephone number, including area code:
 (808) 543-5662 - HEI
(808) 543-7771 - Hawaiian Electric
  Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Hawaiian Electric Industries, Inc.	Common Stock, Without Par Value	HE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Hawaiian Electric Industries, Inc.	☐	Hawaiian Electric Company, Inc.	☐

Item 8.01. Other Events.
The following is an update to the disclosure on the “Performance-based regulation proceeding” in Note 3 of the Notes to Condensed Consolidated Financial Statements, which is incorporated herein by reference to page 17 of HEI’s and Hawaiian Electric’s Form 10-Q for the quarterly period ended September 30, 2020.
Performance-based regulation proceeding
On December 23, 2020, the Public Utilities Commission of the State of Hawaii (PUC) issued a decision and order (D&O) in Phase 2 of the performance-based regulation (PBR) proceeding, establishing a new PBR framework (PBR Framework) for Hawaiian Electric and its subsidiaries (Utilities). The PBR Framework includes (1) a five-year multi-year rate plan with an index-driven annual revenue adjustment (ARA) based on (i) an inflation factor, (ii) a pre-determined X-factor to encompass productivity, which is set at zero, (iii) a Z-factor to account for exceptional circumstances not in the Utilities’ control and (iv) a customer dividend consisting of a negative adjustment of 0.22% compounded annually and a flow through of the “pre-PBR” savings commitment from the management audit recommendations developed in a prior docket, (2) a symmetric earnings sharing mechanism for actual return on equity (ROE) outside of a 300 basis points dead band above and below a target ROE of 9.5%, which is the current authorized ROE for each of the Utilities, (3) re-opener provisions if Hawaiian Electric’s credit rating outlook indicates a potential credit downgrade below investment grade status, or if its earned ROE is below 5% or above 14%, (4) modification of the Major Project Interim Recovery mechanism (renamed Exceptional Project Recovery Mechanism (EPRM)) to include deferred and operation and maintenance (O&M) expense projects and to permit the Utilities to include the full amount of approved costs in the EPRM for recovery in the first year the project goes into service, pro-rated for the portion of the year the project is in service, (5) continuation of (i) the revenue balancing account, (ii) the pension and other postretirement benefit tracking mechanisms, and (iii) energy cost recovery clause, purchased power adjustment clause, and other recovery mechanisms, and (6) a portfolio of new performance incentive mechanisms (PIMs) for (i) customer engagement and distributed energy resources asset effectiveness (rewards only), (ii) accelerated achievement of renewable portfolio standards (rewards only as penalties are defined by statute), (iii) interconnection experience (both rewards and penalties), (iv) energy efficiency measures for low to moderate income (LMI) customers (rewards only), (v) advanced meter implementation (AMI) (rewards only), (vi) the continuation of the existing reliability and call center performance PIMs, and (vii) scorecards to track progress against targeted performance levels, shared savings mechanisms to apportion savings to the Utilities and customers, and reported metrics. The initial revenues adjusted for the ARA will be the existing allowed revenues for each of the Utilities.
The PUC indicated it may initiate a review of any of the mechanisms in the PBR Framework at any time. The PUC will hold a formal review process to comprehensively review the PBR Framework in the fourth year of the multi-year rate plan.
The Utilities are required to file draft tariffs reflecting the order in mid-February 2021 for PUC review, and the final tariffs are expected to be effective June 1, 2021. In February 2021, the PUC will convene a post-D&O working group to finalize PIMs for interconnection approval, LMI energy efficiency, and AMI, as well as finalize initial scorecard and reporting metrics.
The PBR Framework provides for revenue reductions as part of the customer dividend, but also creates opportunities for the Utilities to improve their financial condition by implementing cost containing measures and earning rewards for meeting performance goals.

The foregoing descriptions of the D&O and PBR Framework are qualified in their entirety by reference to the full text of the D&O, which can be found on the PUC website at dms.puc.hawaii.gov/dms (Docket No. 2018-0088 for the Performance-Based Regulation proceeding).
Motion for clarification
On January 4, 2021, the Utilities filed a motion for clarification and/or reconsideration of the D&O (Motion for Clarification) with respect to (i) the treatment of the “pre-PBR” management audit savings commitment as part of the customer dividend component of the ARA in the new PBR Framework and (ii) clarification regarding implementation of certain matters regarding certain new PIMs under the PBR framework. With respect to the “pre-PBR” management audit savings commitment, the D&O accelerates the savings commitment and assumes all of the savings will be generated from O&M expense reductions. In contrast, the Utilities’ commitment was rooted in a combination of reduced O&M expenses and reduced future capital expenditures that are aligned with the management audit recommendations and delivery of the savings to customers over time as they are actually achieved. The savings to be flowed through to customers under the D&O is $110.8 million for the multi-year rate period (MYP), compared to the Utilities’ commitment of $35.4 million in savings, which reflects the savings that are expected to be realized by the Utilities over the MYP. In the Motion for Clarification, the Utilities proposed an alternative levelized committed savings over the MYP to address the PUC’s desired “day 1” savings. Management cannot predict if the PUC will reconsider its decision regarding the customer dividend component of the ARA.
Item 7.01. Regulation FD Disclosure.
As described further in the Motion for Clarification, after preliminary evaluation, the Utilities currently believe that with respect to its “core” components (i.e., the components other than the treatment of the “pre-PBR” management audit savings commitment), the PBR Framework established by the PUC in the D&O appears to (i) represent a reasonable evolution of the existing framework, (ii) provide balanced incentives that will provide cost savings to customers while supporting and encouraging the Utilities to more aggressively achieve clean energy objectives and other energy policy goals and (iii) be generally consistent with the guiding principles established by the PUC in its Phase 1 decision and order: (a) a customer-centric approach, including immediate “day 1” savings when the new regulations take effect; (b) administrative efficiency to reduce regulatory burdens to the Utilities and stakeholders; and (c) Utilities financial integrity to maintain the Utilities’ financial health, including access to low-cost capital. The D&O in large part achieves these principles with respect to the core components of the PBR Framework.
The foregoing descriptions of the Motion for Clarification contained under Items 8.01 and 7.01 of this current report on Form 8-K are qualified in their entirety by reference to the full text of the Motion for Clarification, which can be found on the PUC website at dms.puc.hawaii.gov/dms (Docket No. 2018-0088 for the Performance-Based Regulation proceeding).
The information furnished in connection with Item 7.01 of this current report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ADDITIONAL INFORMATION
HEI and Hawaiian Electric intend to continue to use HEI’s website, www.hei.com, as a means of disclosing additional information. Such disclosures will be included on HEI’s website in the Investor Relations section. Accordingly, investors should routinely monitor such portions of HEI’s website, in addition to following HEI’s, Hawaiian Electric’s and American Savings Bank, F.S.B.’s (ASB) press releases, HEI’s and Hawaiian Electric’s Securities and Exchange Commission (SEC) filings and HEI’s public conference calls and webcasts. The information on HEI’s website is not incorporated by reference in this document or in HEI’s and Hawaiian Electric’s SEC filings unless, and except to the extent, specifically incorporated by reference. Investors may also wish to refer to the PUC website at dms.puc.hawaii.gov/dms (Docket No. 2018-0088 for the Performance-Based Regulation proceeding) in order to review documents filed with and issued by the PUC. No information on the PUC website is incorporated by reference in this document or in HEI’s and Hawaiian Electric’s other SEC filings.
FORWARD-LOOKING STATEMENTS
This report may contain “forward-looking statements,” which include statements that are predictive in nature, depend upon or refer to future events or conditions, and usually include words such as “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “predicts,” “estimates” or similar expressions. In addition, any statements concerning future financial performance, ongoing business strategies or prospects or possible future actions are also forward-looking statements. Forward-looking statements are based on current expectations and projections about future events and are subject to risks, uncertainties and the accuracy of assumptions concerning HEI and its subsidiaries, the performance of the industries in which they do business and economic and market factors, among other things. These forward-looking statements are not guarantees of future performance.
Forward-looking statements in this report should be read in conjunction with the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” discussions (which are incorporated by reference herein) set forth in HEI’s and Hawaiian Electric’s Annual Report on Form 10-K for the year ended December 31, 2019 and HEI’s and Hawaiian Electric’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 and HEI’s other periodic reports that discuss important factors that could cause HEI’s results to differ materially from those anticipated in such statements. These forward-looking statements speak only as of the date of the report, presentation or filing in which they are made. Except to the extent required by the federal securities laws, HEI, Hawaiian Electric, ASB and their subsidiaries undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized. The signature of the undersigned companies shall be deemed to relate only to matters having reference to such companies and any subsidiaries thereof.

HAWAIIAN ELECTRIC INDUSTRIES, INC.	HAWAIIAN ELECTRIC COMPANY, INC.
(Registrant)	(Registrant)
/s/ Gregory C. Hazelton	/s/ Tayne S. Y. Sekimura
Gregory C. Hazelton	Tayne S. Y. Sekimura
Executive Vice President and	Senior Vice President and
Chief Financial Officer	Chief Financial Officer

Date: January 7, 2021	Date: January 7, 2021

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